UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 10, 2003

                               Register.com, Inc
             (Exact name of registrant as specified in its charter)

          Delaware                       0-29739                11-3239091
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


575 Eighth Avenue, 8th Floor, New York, New York                  10018
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code (212) 798-9100



         (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1     Press Release dated November 10, 2003


Item 12. Results of Operations and Financial Condition.

     On November 10, 2003, Register.com, Inc. issued a press release announcing its financial results for the third quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         REGISTER.COM, INC.
                                                         (Registrant)

                                                         By: /s/ Jonathan Stern
                                                         -----------------------
                                                         Jonathan Stern
                                                         Chief Financial Officer




November 10, 2003
-----------------
      Date

                                 EXHIBIT INDEX


Exhibit Number     Description

99.1               Press Release dated November 10, 2003